UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2023

UGI Corporation
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
460 North Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: 610 337-1000
Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange
Corporate Units	UGIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 27, 2023, UGI Corporation (the “Company”) held its Annual Meeting of Shareholders. The shareholders (i) elected all ten nominees to the Board of Directors, (ii) adopted a resolution approving the Company’s executive compensation, (iii) recommended holding future advisory votes on executive compensation every year, and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

1.The table below sets forth (i) the number of votes cast for each director nominee, (ii) the number of votes cast against each director nominee, (iii) the number of abstentions for each director nominee, and (iv) the number of broker non-votes for each director nominee.

DIRECTOR NOMINEES	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
M. Shawn Bort	153,597,695	11,581,894	295,060	17,807,569
Theodore A. Dosch	164,139,560	1,072,187	262,902	17,807,569
Alan N. Harris	163,462,911	1,755,854	255,884	17,807,569
Frank S. Hermance	159,745,508	5,492,974	236,167	17,807,569
Mario Longhi	164,021,795	1,201,258	251,596	17,807,569
William J. Marrazzo	162,829,849	2,352,216	292,584	17,807,569
Cindy J. Miller	164,146,535	1,084,545	243,569	17,807,569
Roger Perreault	164,081,288	1,140,670	252,691	17,807,569
Kelly A. Romano	163,814,844	1,391,875	267,930	17,807,569
James B. Stallings, Jr.	161,797,400	3,397,896	279,353	17,807,569

2.The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the advisory vote on the resolution to approve the Company’s executive compensation is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
157,953,930	6,844,201	676,518	17,807,569

3.The number of votes cast for one year, two years, and three years, and the number of abstentions for the advisory vote on the frequency with which shareholders will be asked to give an advisory vote on executive compensation is as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS
159,671,838	397,233	4,874,251	531,327

4.The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the ratification of the appointment of Ernst & Young LLP is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
181,751,267	1,067,369	463,582	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

February 1, 2023	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Assistant Secretary